UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2021

Knowles Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36102	90-1002689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1511 Maplewood Drive, Itasca, IL
(Address of Principal Executive Offices)

60143
(Zip Code)
Registrant's telephone number, including area code: (630) 250-5100
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Knowles Corporation (the "Company") held its annual meeting of stockholders on April 27, 2021 (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders (i) elected the persons listed below to serve as directors for a one-year term expiring at the 2022 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, (ii) ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2021, and (iii) approved, on an advisory non-binding basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement filed by the Company with the U.S. Securities and Exchange Commission in connection with the Annual Meeting. Set forth below are the voting results for each of the proposals presented at the Annual Meeting:

Proposal 1 - Election of Directors

				Broker Non-Votes
Director	For	Against	Abstain
Keith L. Barnes	81,578,908	925,754	17,444	3,401,365
Hermann Eul	81,391,251	1,114,808	16,047	3,401,365
Didier Hirsch	81,599,175	905,419	17,512	3,401,365
Ronald Jankov	81,207,981	1,296,562	17,563	3,401,365
Ye Jane Li	81,600,921	902,670	18,515	3,401,365
Donald Macleod	81,376,877	1,127,871	17,358	3,401,365
Jeffrey S. Niew	82,268,192	234,951	18,963	3,401,365
Cheryl Shavers	80,726,309	1,780,382	15,415	3,401,365
Michael Wishart	82,437,586	66,969	17,551	3,401,365

Proposal 2 - Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2021:

			Broker Non-Votes
For	Against	Abstain
84,719,765	1,177,508	26,198	0

Proposal 3 - Non-binding advisory vote to approve named executive officer compensation:

			Broker Non-Votes
For	Against	Abstain
80,196,143	2,238,451	87,512	3,401,365

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:
Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date: April 29, 2021	By: /s/ Robert J. Perna
Robert J. Perna
Senior Vice President, General Counsel & Secretary